SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 18, 1997
                                                       ------------------


                           SOUTHERN TIMBER PARTNERS 2
                  (formerly Hutton Southern Timber Partners 2)
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



      Georgia                     0-11894               13-3139157
      -------                     -------               ----------
 State or other jurisdiction     Commission            IRS Employer
     of incorporation           File Number         Identification No.


 3 World Financial Center, 29th Floor
 New York, NY Attn.: Andre Anderson                        10285
 ----------------------------------                        -----
 Address of principal executive offices                   Zip Code


       Registrant's telephone number, including area code (212) 526-3237



Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

       On September 18, 1997 Southern Timber Partners 2 (the "Registrant") entered into a contract with an unaffiliated third party for the sale of the Laurel View Tract, a 1,709 acre tract of land owned as part of a joint venture with Southern Timber Partners I, for an estimated selling price of $6.3 million. Southern Timber Partners 2 owns a 76% interest in the Laurel View Tract.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            SOUTHERN TIMBER PARTNERS 2

                            BY:  Timber Resources Corp. II
                                 General Partner


Date:  September 25, 1997

                            BY:     /s/Robert J. Hellman
                                    --------------------
                                    Robert J. Hellman
                            Title:  President and Chief Financial Officer